UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2026

The Elmet Group Co.

(Exact name of registrant as specified in its charter)

Delaware	001-43245	33-1881598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Fore Street, Suite 301

Portland, Maine 04101

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (207) 518-6791

2 Portland Fish Pier, Suite 214

Portland, Maine 04101

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ELMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 13, 2026, The Elmet Group Co., a Delaware corporation (the “Company”), issued a press release announcing the Company’s financial results for the quarterly period ended on July 3, 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 are furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”) The information in this Item 2.02 and Exhibit 99.1 shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated August 13, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2026	The Elmet Group Co.

	By:	/s/ Peter V. Anania
	Name:	Peter V. Anania
	Title:	Chief Executive Officer and Chairman

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